VIA EDGAR

Securities and Exchange Commission

100 F. Street, N.E.

Washington, D.C. 20549-0506

RE:	Separate Account VA HNY
File No. 811-22183, CIK 0001115571
Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA HNY, a unit investment trust registered under the Act, recently mailed to its contract owners the semi annual report for the following underlying management investment companies: Transamerica Series Trust. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act:

On 8/31/09, Transamerica Series Trust filed with the Commission via EDGAR (CIK: 0000778207).

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Darin D. Smith

Darin D. Smith, Vice President

Transamerica Financial Life Insurance Company